UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2023

SPRUCE POWER HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1875 Lawrence Street, Suite 320 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(866) 903-2399

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2023, Spruce Power Holding Corporation (the "Company") announced that effective on May 19, 2023, Sarah Weber Wells is appointed as Chief Financial Officer. In addition to her role as Chief Financial Officer, Mrs. Wells will continue to serve as Head of Sustainability of the Company. Donald Klein's position as Chief Financial Officer of the Company is terminated effective May 19, 2023, consistent with the previously announced transition from XL Fleet to Spruce Power executive management.

Mrs. Wells, age 45, has served as Senior Vice President, Finance and Accounting, and Head of Sustainability of the Company since September 2022; prior thereto she served as Senior Vice President, Finance and Accounting of Spruce Power from November 2018 to September 2022. Prior to joining Spruce Power, Mrs. Wells served as Finance Manager of Cornerstone Building Brands, a building products manufacturer, from November 2013 to November 2018. There are no family relationships among Mrs. Wells and any other executive officers or directors of the Company.

Mrs. Wells is a party to a 2018 Offer Letter and a 2022 Enhanced Severance Benefits Letter (collectively, the "Employment Letters"). The Employment Letters include a minimum base salary of $145,000 per year and a severance benefit equal to three months of base salary. The description of the Employment Letters set forth herein is qualified in its entirety by reference to the full text of the Employment Letters, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Offer Letter, dated October 25, 2018, between Sarah Weber Wells and Spruce Lending, Inc.

10.2	Enhanced Severance Letter, dated April 27, 2022, between Sarah Weber Wells and Spruce Power.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPRUCE POWER HOLDING CORPORATION

Date: May 12, 2023	By:	/s/ Stacey Constas
	Name:	Stacey Constas
	Title:	General Counsel

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